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                                                                     EXHIBIT 23

                              CALPROP CORPORATION

                         INDEPENDENT AUDITORS' CONSENT

  We consent to the incorporation by reference in Registration Statement Nos. 2-86872, 333-15333, 33-33640, 333-15137, 33-57226, 33-62516, 33-88892, and
333-15061 on Form S-8 of our report dated March 19, 1997 appearing in this Annual Report on Form 10-K of Calprop Corporation for the year ended December 31, 1996.

                                          Deloitte & Touche LLP

Los Angeles, California
March 19, 1997